                                                                    EXHIBIT 10.6


                            Charter Financial Corp.

                      2001 Recognition and Retention Plan



                        ______________________________



                Effective as of the Date of the Reorganization

                                Table of Contents                             Page

                                   Article I

                                    Purpose

Section 1.1   General Purpose of the Plan....................................    1


                                   Article II

                                   Definitions

Section 2.1   Award..........................................................    1
Section 2.2   Award Notice...................................................    1
Section 2.3   Bank...........................................................    1
Section 2.4   Beneficiary....................................................    1
Section 2.5   Board..........................................................    1
Section 2.6   Change of Control..............................................    1
Section 2.7   Code...........................................................    3
Section 2.8   Committee......................................................    3
Section 2.9   Company........................................................    3
Section 2.10  Disability.....................................................    3
Section 2.11  Disinterested Board Member.....................................    3
Section 2.12  Effective Date.................................................    4
Section 2.13  Eligible Director..............................................    4
Section 2.14  Eligible Employee..............................................    4
Section 2.15  Employer.......................................................    4
Section 2.16  Exchange Act...................................................    4
Section 2.17  FDIC Regulations...............................................    4
Section 2.18  Fund...........................................................    4
Section 2.19  Funding Agent..................................................    4
Section 2.20  Funding Agreement..............................................    4
Section 2.21  Person.........................................................    4
Section 2.22  Plan...........................................................    5
Section 2.23  Retirement.....................................................    5
Section 2.24  Share..........................................................    5


                                   Article III

                            Shares Available Under Plan

Section 3.1   Shares Available Under Plan....................................    5

                                Table of Contents                                          Page

                                   Article IV

                                 Administration

Section 4.1   Committee...............................................................        5
Section 4.2   Committee Action........................................................        6
Section 4.3   Committee Responsibilities..............................................        6


                                    Article V

                                    The Fund

Section 5.1   Contributions...........................................................        6
Section 5.2   The Fund................................................................        7
Section 5.3   Investments.............................................................        7


                                   Article VI

                                     Awards

Section 6.1   To Eligible Directors...................................................        7
Section 6.2   To Eligible Employees...................................................        7
Section 6.3   Awards in General.......................................................        8
Section 6.4   Share Allocations.......................................................        8
Section 6.5   Dividend Rights.........................................................        8
Section 6.6   Voting Rights...........................................................        9
Section 6.7   Tender Offers...........................................................        9
Section 6.8   Limitations on Awards...................................................       10


                                   Article VII

                                     Vesting

Section 7.1   Vesting of Awards.......................................................       11
Section 7.2   Designation of Beneficiary..............................................       11
Section 7.3   Manner of Distribution..................................................       11
Section 7.4   Taxes...................................................................       12


                                  Table of Contents
                                                                                           Page


                                  Article VIII

                            Amendment and Termination

Section 8.1   Termination.............................................................       13
Section 8.2   Amendment...............................................................       13
Section 8.3   Adjustments in the Event of a Business Reorganization...................       13


                                   Article IX

                                  Miscellaneous

Section 9.1   Status as an Employee Benefit Plan......................................       14
Section 9.2   No Right to Continued Employment........................................       14
Section 9.3   Construction of Language................................................       14
Section 9.4   Governing Law...........................................................       14
Section 9.5   Headings................................................................       14
Section 9.6   Non-Alienation of Benefits..............................................       15
Section 9.7   Notices.................................................................       15
Section 9.8   Required Regulatory Provisions..........................................       15
Section 9.9   Approval of Shareholders................................................       15


                                    Article X

          Additional Provisions Subject to Further Shareholder Approval

Section 10.1  Accelerated Vesting Upon Retirement.....................................       16
Section 10.2  No Effect Prior to Stockholder Approval.................................       16

                            Charter Financial Corp.
                            -----------------------
                      2001 Recognition and Retention Plan
                      -----------------------------------


                                   Article I
                                   ---------

                                    Purpose
                                    -------


           Section 1.1   General Purpose of the Plan.
                         ---------------------------

          The purpose of the Plan is to promote the growth and profitability of Charter Financial Corp. and its affiliated companies and to provide eligible directors, certain key officers and employees of Charter Financial Corp. and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Charter Financial Corp. and its affiliated companies.



                                  Article II
                                  ----------

                                  Definitions
                                  -----------


          The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

          Section 2.1   Award means a grant of Shares to an Eligible Director
                        -----
or Eligible Employee pursuant to section 6.1 or 6.2.

          Section 2.2    Award Notice means, with respect to a particular Award,
                         ------------
a written instrument signed by the Company and the Awards recipient evidencing the granting of the Award and establishing the terms and conditions thereof.

          Section 2.3   Bank means CharterBank and any successor thereto.
                        ----

          Section 2.4    Beneficiary means the Person designated by an Eligible
                         -----------
Director or Eligible Employee pursuant to section 7.2 to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

           Section 2.5   Board means the Board of Directors of the Company.
                         -----

           Section 2.6   Change of Control means any of the following events:
                         -----------------

          (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

               (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

               (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

          (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

          (c) a complete liquidation or dissolution of the Company;

          (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Company do not belong to any of the following groups:

               (i) individuals who were members of the board of directors of the Company on the Effective Date; or

               (ii) individuals who first became members of the board of directors of the Company after the Effective Date either:

                    (A) upon election to serve as a member of the board of
               Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                    (B) upon election by the shareholders of the Company to
               serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the board of directors of the Company; provided, however, that this section 2.6(d) shall only apply if the Company is not majority owned by First Charter, MHC;

          (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.6(a),
     (b), (c) or (d); or

          (f) any event which would be described in section 2.6(a), (b), (c),
     (d) or (e) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of (i) any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them or
(ii) the conversion of First Charter, MHC to a stock form company and the issuance of additional Shares of the Company therewith. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

          Section 2.7    Code means the Internal Revenue Code of 1986 (including
                         ----
the corresponding provisions of any succeeding law).

          Section 2.8    Committee means the Committee described in section 4.1.
                         ---------

          Section 2.9    Company means Charter Financial Corp., a corporation
                         -------
organized and existing under the laws of the State of Georgia, and any successor thereto.

          Section 2.10   Disability means a condition of total incapacity,
                         ----------
mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

          Section 2.11   Disinterested Board Member means a member of the Board
                         --------------------------
who (a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or
(b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

          Section 2.12   Effective Date means the date on which the Bank
                         --------------
converts from a mutual bank to a stock bank (the "Reorganization").

          Section 2.13   Eligible Director means a member of the board of
                         -----------------
directors of an Employer who is not also an employee or an officer of any Employer.

          Section 2.14   Eligible Employee means any employee whom the Committee
                         -----------------
may determine to be a key officer or employee of an Employer and selects to receive an Award pursuant to the Plan.

          Section 2.15   Employer means the Company, the Bank and any successor
                         --------
thereto and, with the prior approval of the Board of Directors of the Company, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

           Section 2.16  Exchange Act means the Securities and Exchange Act of
                         ------------
1934, as amended.

           Section 2.17  FDIC Regulations means the rules and regulations of the
                         ----------------
Federal Deposit Insurance Corporation.

          Section 2.18   Fund means the corpus (consisting of contributions paid
                         ----
over to the Funding Agent, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Funding Agent under the Funding Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

          Section 2.19   Funding Agent means the trustee or custodian of the
                         -------------
Fund from time to time in office. The Funding Agent shall serve as Funding Agent until it is removed or resigns from office and is replaced by a successor Funding Agent or Funding Agents appointed by Charter Financial Corp.

          Section 2.20   Funding Agreement means the agreement between Charter
                         -----------------
Financial Corp. and the Funding Agent therein named or its successor pursuant to which the Fund shall be held in trust or custody.

          Section 2.21   Person means an individual, a corporation, a bank, a
                         ------
savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

          Section 2.22   Plan means the Charter Financial Corp. 2001 Recognition
                         ----
and Retention Plan, as amended from time to time.

          Section 2.23   Retirement means with respect to an Eligible Employee,
                         ----------
termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

           Section 2.2   Share means a share of common stock of Charter
                         -----
Financial Corp., par value $.01 per share.



                                  Article III
                                  -----------

                          Shares Available Under Plan
                          ---------------------------


          Section 3.1   Shares Available Under Plan.
                        ---------------------------

          (a) The maximum number of Shares available for Awards under the Plan shall be 1.96% of the total number of Shares issued in the Reorganization, subject to adjustment pursuant to section 8.3.

          (b) An aggregate maximum of 0.588% of the total number of Shares issued in the Reorganization (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Directors, and a maximum of 0.098% of the total number of Shares issued in the Reorganization (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Director.

          (c) A maximum of 0.49% of the total number of Shares issued in the Reorganization (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Employee.



                                  Article IV
                                  ----------

                                Administration
                                --------------


          Section 4.1   Committee.
                        ---------

          The Plan shall be administered by the members of the Compensation Committee of Charter Financial Corp. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.


           Section 4.2   Committee Action.
                         ----------------

          The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.


          Section 4.3   Committee Responsibilities.
                        --------------------------

          Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

          (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                   Article V
                                   ---------

                                   The Fund
                                   --------


          Section 5.1   Contributions.
                        -------------

          Charter Financial Corp. shall contribute, or cause to be contributed, to the Fund, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.


          Section 5.2   The Fund.
                        --------

          The Fund shall be held and invested under the Funding Agreement with the Funding Agent. The provisions of the Funding Agreement shall include provisions conferring powers on the Funding Agent as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Funding Agent at any time in office.


          Section 5.3   Investments.
                        -----------

          The Funding Agent shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Funding Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Fund be used to purchase more than 1.96% of the total number of Shares issued in the Reorganization (subject to adjustment pursuant to section 8.3). Notwithstanding the immediately preceding sentence, the Funding Agent may temporarily invest the Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Funding Agent may retain the Trust Fund uninvested or may sell assets of the Fund to provide amounts required for purposes of the Plan.

                                  Article VI
                                  ----------

                                    Awards
                                    ------


          Section 6.1   To Eligible Directors.
                        ---------------------

          Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Director may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Director in an Award exceed the number of Shares then held in the Fund and not allocated in connection with other Awards.


          Section 6.2   To Eligible Employees.
                        ---------------------

          Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.


          Section 6.3   Awards in General.
                        -----------------

          Any Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

          (a) specify the number of Shares covered by the Award;

          (b) specify the date of grant of the Award;

          (c) specify the dates on which such Shares shall become vested; and

          (d) contain such other terms and conditions not inconsistent with the Plan as the Board or Committee may, in its discretion, prescribe.


          Section 6.4   Share Allocations.
                        -----------------

          Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Funding Agent of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Funding Agent shall reflect that such number of Shares have been awarded to such Award recipient.

          Section 6.5   Dividend Rights.
                        ---------------

          (a) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any cash dividends or distributions declared and paid with respect to Shares subject to the Award that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with such Award shall be promptly paid to and retained by such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent.

          (b) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in property other than cash with respect to Shares shall be subject to the same vesting and other restrictions as the Shares to which the Award relates. Any such dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent or, in the case of a stock dividend, used for future Awards.


          Section 6.6   Voting Rights.
                        -------------

          (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to exercise, or direct the exercise of, all voting rights appurtenant to unvested Shares related to such Award. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

          (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Funding Agent in such manner as the Committee shall direct to reflect the voting directions given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

          (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee who is not the record holder of the Shares relating to his or her Award all annual reports, proxy materials and other information furnished by Charter Financial Corp., or by any proxy solicitor, to the holders of Shares.

          Section 6.7   Tender Offers.
                        -------------

          (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to respond, or to direct the response, with respect to the Shares related to such Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

          (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Funding Agent in such manner as the Committee shall direct to reflect the responses given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

          (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

          Section 6.8   Limitations on Awards.
                        ---------------------

          (a)   No Award shall be granted under the Plan prior to the later of
(i) the date on which the Plan is approved by shareholders pursuant to section
9.9 or (ii) six months after the date of the Reorganization;

          (b) No Award granted under the Plan shall become vested more rapidly than under the following schedule:

          (i) prior to the first anniversary of the Effective Date, no part of any Award shall be vested in the absence of the death or Disability of the Award recipient or the occurrence of a Change of Control;

          (ii) on and after the first anniversary of the Effective Date and prior to the second anniversary of the Effective Date, an Award will be vested as to a maximum of twenty percent (20%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or the occurrence of a Change of Control;

          (iii) on and after the second anniversary of the Effective Date and prior to the third anniversary of the Effective Date, an Award may be vested as to a maximum of forty percent (40%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or the occurrence of a Change of Control;

          (iv) on and after the third anniversary of the Effective Date and prior to the fourth anniversary of the Effective Date, an Award may be vested as to a maximum of sixty percent (60%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or the occurrence of a Change of Control;

          (v) on and after the fourth anniversary of the Effective Date and prior to the fifth anniversary of the Effective Date, an Award may be vested as to a maximum of eighty percent (80%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient or the occurrence of a Change of Control; and

          (vi) on and after the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.9, the Award may be vested as to one hundred percent (100%) of the Shares subject to the Award when granted; and

          (vii) an Award may become fully vested on the date of the Award holder's death or Disability or on the date of a Change of Control without regard to the time expired from and after the Effective Date.

          (c) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award and held in the Trust shall be distributable, during the lifetime of the Recipient, only to the Recipient.



                                  Article VII
                                  -----------

                                    Vesting
                                    -------


          Section 7.1   Vesting of Awards.
                        -----------------

          Subject to the terms and conditions of the Plan, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award, Shares subject to each Award granted to an Eligible Director or Eligible Employee under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the first anniversary of the date of grant;
(ii) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the second anniversary of the date of grant; (iii) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the third anniversary of the date of grant; (iv) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the fourth anniversary of the date of grant; (v) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the fifth anniversary of the date of grant; and provided, further, an

Award shall become 100% vested upon the Award recipient's death or Disability or on the date of a Change of Control.

          Section 7.2   Designation of Beneficiary.
                        --------------------------

          An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.


          Section 7.3   Manner of Distribution.
                        ----------------------

          (a) Except as provided in section 7.3(b), as soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Funding Agent to the Award holder and shall cause the Funding Agent to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

          (b) The Committee may, in its discretion, cause the transfer to an Award recipient of record ownership of the Shares subject to such Award that have not yet vested. Any such Shares shall be held in certificated form only, and the certificate therefor shall bear the following or a substantially similar legend:

          The securities evidenced hereby are subject to the terms of an Award Notice dated [date] between the issuer and [name of Award recipient] pursuant to the Charter Financial Corp. 2001 Recognition and Retention Plan, a copy of which is on file with the issuer and may be inspected at the issuer's executive offices at 600 Third Avenue, West Point, Georgia 31833. No sale, transfer, hypothecation or other disposition of these securities may be made except in compliance with the terms of such Award Notice and the terms of the Plan.

          (c) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.


          Section 7.4   Taxes.
                        -----

          The Company, the Committee or the Funding Agent shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.


                                 Article VIII
                                 ------------

                           Amendment and Termination
                           -------------------------


          Section 8.1   Termination.
                        -----------

          The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Funding Agent shall make distributions from the Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Fund, if any, to Charter Financial Corp.


          Section 8.2   Amendment.
                        ---------

          The Board may amend or revise the Plan in whole or in part at any time; provided, however, that no such amendment or revision shall alter the stockholder approval standard set forth in Article X as a condition precedent to the effectiveness of Article X or otherwise directly or indirectly give effect to the substance of the provisions of Article X without compliance with the stockholder approval requirement set forth therein.


          Section 8.3   Adjustments in the Event of a Business Reorganization.
                        -----------------------------------------------------

          (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Charter Financial Corp. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held or permitted to be held in the Fund, the number of Shares covered by outstanding Awards, and the number of Shares available as Awards in total or to particular individuals or groups shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, unless the Committee, in its discretion, establishes another appropriate method of adjustment.

          (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Charter Financial Corp. is not the surviving entity, the Funding Agent shall hold in the Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Funding Agent for the Shares allocated to such Eligible Director or Eligible Employee, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.


                                  Article IX
                                  ----------

                                 Miscellaneous
                                 -------------


          Section 9.1   Status as an Employee Benefit Plan.
                        ----------------------------------

          This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.


          Section 9.2   No Right to Continued Employment.
                        --------------------------------

          Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to continue in the service of any Employer. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

           Section 9.3   Construction of Language.
                         ------------------------

          Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.


           Section 9.4   Governing Law.
                         -------------

          The Plan shall be construed and enforced in accordance with the laws of the State of Georgia without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable OTS Regulations.


           Section 9.5   Headings.
                         --------

          The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.


           Section 9.6   Non-Alienation of Benefits.
                         --------------------------

          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts; provided, however, that any recipient of an Award who makes an election pursuant to section 83(b) of the Code to include the value of the Shares subject to such Award in gross income for federal income purposes when granted rather than when vested shall have the right to margin such Shares to finance the payment of taxes. Any Shares so margined shall nevertheless remain subject to the forfeiture provisions and other terms and conditions of the Award.


           Section 9.7   Notices.
                         -------

          Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

          (a)  If to the Committee:

               Charter Financial Corp.
               600 Third Avenue
               West Point, Georgia  31833

               Attention:     Corporate Secretary
                              -------------------

          (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.


           Section 9.8   Required Regulatory Provisions.
                         ------------------------------

          The making and payment of Awards under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.


           Section 9.9   Approval of Shareholders.
                         ------------------------

          The Plan shall not be effective prior to its approval by a majority of the total votes cast by purchasers (other than First Charter, MHC) in the stock offering conducted in conjunction with the Reorganization who become holders of Shares. If not effective due to the vote of purchasers in the Reorganization, the Plan shall be effective upon the date of its approval by a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company. If not effective prior to the one year anniversary of the date of the Reorganization, the Plan shall be effective on such later date as is specified by the Board. No Award shall be made prior to the date on which the Plan becomes effective nor shall any Award be granted within six months of the date of the Reorganization.



                                   Article X
                                   ---------

         Additional Provisions Subject to Further Shareholder Approval
         -------------------------------------------------------------


          Section 10.1  Accelerated Vesting Upon Retirement.
                        -----------------------------------

          Notwithstanding anything in the Plan to the contrary, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award in the event that any Eligible Employee terminates service as an Employee of all Employers, or in the event that an Eligible Director terminates service as a voting member of all Employers' boards of directors, and such termination constitutes a Retirement, all Awards outstanding to such holder on the date of his Retirement shall, to the extent not already vested, become vested upon Retirement.

          Section 10.2  No Effect Prior to Stockholder Approval.
                        ---------------------------------------

          Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after the one year anniversary of the date of the Reorganization.